                                                                 Exhibit 99.2


                  OHIO CASUALTY CORPORATION & SUBSIDIARIES

                     SUPPLEMENTAL FINANCIAL INFORMATION

                            FOR THE PERIODS ENDING

                               SEPTEMBER 30, 2006



             Contents: Page 1  GAAP Summary Income Statement Data
                       Page 2  Property and Casualty Insurance Data
                       Page 3  Consolidated Balance Sheet Data and
                                Related Information
                       Page 4  Supplemental Information








Ohio Casualty Corporation publishes forward-looking statements relating to such matters as anticipated financial performance, business prospects and plans, regulatory developments and similar matters. The statements contained in this release and supplemental financial information that are not historical information, are forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The operations, performance and development of the Consolidated Corporation's business are subject to risks and uncertainties, which may cause actual results to differ materially from those contained in or supported by the forward-looking statements in this release and supplemental financial information. The risks and uncertainties that may affect the operations, performance, development and results of the Consolidated Corporation's business include the following: changes in property and casualty reserves; catastrophe losses; premium and investment growth; product pricing environment; availability of credit, change in government regulation; performance of financial markets; fluctuations in interest rates; availabiltiy and pricing of reinsurance; litigation and administrative proceedings; rating agency actions; acts of war and terrorist activities; ability to appoint and/or retain agents; ability to achieve targeted expense savings; ability to achieve premium targets and profitability goals; and general economic and market conditions.

Ohio Casualty Corporation undertakes no obligation to publicly release any revisions to the forward-looking statements contained in this release and supplemental financial information, or to update them to reflect events or circumstances occurring after the date of this release and supplemental financial information, or to reflect the occurrence of unanticipated events. Investors are also advised to consult any further disclosures made on related subjects in the Ohio Casualty Corporation's reports filed with the Securities and Exchange Commission or in subsequent releases.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUMMARY INCOME STATEMENT - GAAP BASIS, unless otherwise noted (in thousands, except per share data)
THIRD QUARTER, 2006
(Data Unaudited)


                                                   THREE MONTHS ENDED SEPT 30
                                           ------------------------------------------------
CONSOLIDATED                                         2006                   2005
----------------------------------------   -----------------------  -----------------------
Premiums and finance charges earned         $   356,311            $   362,483
Investment income less expenses                  51,325                 51,454
Investment gains realized, net                   11,402                 22,404
                                             -----------            -----------
      Total revenues                            419,038                436,341

Losses                                          188,803                204,446
Loss adjustment expenses                         35,809                 42,556
Underwriting expenses                           110,167                113,756
Corporate and other expenses                      8,078                  9,165
                                             -----------            -----------
      Total expenses                            342,857                369,923

Income before income taxes                       76,181                 66,418

Income tax expense (benefit):
   On investment gains realized                   3,991                   (426)
   On all other income                           16,926                 11,315
                                             -----------            -----------
      Total income tax expense                   20,917                 10,889

Net income                                  $    55,264            $    55,529
                                            ============           ============

Average shares outstanding - diluted             62,441                 65,657
Net income, per share - diluted             $      0.89            $      0.85
Operating income*                           $    47,853            $    32,699
Operating income - earnings per share*      $      0.77            $      0.50
Operating income - return on equity*               15.1%                  11.4%

Effective tax rate on investment income            25.5%                  29.0%

KEY PROPERTY AND CASUALTY RATIOS                  GAAP    Statutory      GAAP     Statutory
---------------------------------------         --------  ---------    --------   ---------
Losses                                             53.0%     53.0%        56.4%     56.4%
Loss adjustment expenses                           10.0%     10.0%        11.7%     11.7%
Underwriting expenses                              30.9%     31.9%        31.4%     32.1%
                                                --------   -------     --------   -------
      Combined ratio                               93.9%     94.9%        99.5%    100.2%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $     3,789            $     3,836
Investment gains/(losses) realized, net             215                  2,034
Agent relationships asset expenses                1,681                  2,438
Corporate expenses                                6,397                  6,727


                                                    NINE MONTHS ENDED SEPT 30
                                           -----------------------------------------------
CONSOLIDATED                                         2006                   2005
----------------------------------------   -----------------------------------------------
Premiums and finance charges earned         $ 1,069,471            $ 1,090,335
Investment income less expenses                 154,119                148,422
Investment gains realized, net                   30,869                 36,194
                                             -----------            -----------
      Total revenues                          1,254,459              1,274,951

Losses                                          577,090                587,271
Loss adjustment expenses                        115,225                125,832
Underwriting expenses                           334,675                343,268
Corporate and other expenses                     29,331                 42,770
                                             -----------            -----------
      Total expenses                          1,056,321              1,099,141

Income before income taxes                      198,138                175,810

Income tax expense (benefit):
   On investment gains realized                  10,804                  4,401
   On all other income                           44,551                 36,036
                                             -----------            -----------
      Total income tax expense                   55,355                 40,437

Net income                                  $   142,783            $   135,373
                                            ============           ============

Average shares outstanding - diluted             63,869                 68,012
Net income, per share - diluted             $      2.24            $      2.02
Operating income*                           $   122,718            $   103,580
Operating income - earnings per share*      $      1.92            $      1.55
Operating income - return on equity*               13.0%                  12.7%

Effective tax rate on investment income            25.9%                  27.8%

KEY PROPERTY AND CASUALTY RATIOS                  GAAP     Statutory     GAAP     Statutory
---------------------------------------         --------   ---------   --------   ---------
Losses                                             54.0%     54.0%        53.9%     53.9%
Loss adjustment expenses                           10.8%     10.8%        11.5%     11.5%
Underwriting expenses                              31.3%     31.8%        31.5%     31.0%
                                                --------   -------     ---------   -------
      Combined ratio                               96.1%     96.6%        96.9%     96.4%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $    11,874            $    11,046
Investment gains/(losses) realized, net            (611)                 6,975
Agent relationships asset expenses                9,029                 10,128
Corporate expenses                               20,302                 32,642


CONSOLIDATED                                      YEAR 2005
----------------------------------------   ------------------------
Premiums and finance charges earned         $ 1,453,568
Investment income less expenses                 201,357
Investment gains realized, net                   47,426
                                             -----------
      Total revenues                          1,702,351

Losses                                          752,280
Loss adjustment expenses                        155,033
Underwriting expenses                           461,907
Corporate and other expenses                     52,409
                                             -----------
      Total expenses                          1,421,629

Income before income taxes                      280,722

Income tax expense (benefit):
   On investment gains realized                   5,871
   On all other income                           62,158
                                             -----------
      Total income tax expense                   68,029

Net income                                  $   212,693
                                            ============

Average shares outstanding - diluted             67,194
Net income, per share - diluted             $      3.19
Operating income*                           $   171,139
Operating income - earnings per share*      $      2.57
Operating income - return on equity*               15.3%

Effective tax rate on investment income            27.1%

KEY PROPERTY AND CASUALTY RATIOS                  GAAP     Statutory
---------------------------------------         --------   ---------
Losses                                             51.7%     51.7%
Loss adjustment expenses                           10.7%     10.7%
Underwriting expenses                              31.8%     31.8%
                                                --------   -------
      Combined ratio                               94.2%     94.2%

CORPORATE/OTHER
---------------------------------------
Net investment income                       $    15,071
Investment gains/(losses) realized, net          11,572
Agent relationships asset expenses               12,268
Corporate expenses                               40,141


*Management of the Consolidated Corporation believes the significant volatility of realized investment gains and losses limits the usefulness of net income as a measure of current operating performance. Accordingly, management uses the non-GAAP financial measure of operating income to further evaluate current operating performance. Operating income return on equity is calculated by dividing the annualized consolidated operating income for the most recent quarter by the average shareholders' equity for the quarter using a simple average of beginning and ending balances for the quarter, excluding from equity after-tax unrealized investment gains and losses. See press release dated November 1, 2006 for reconciliation of operating income both in dollar amounts and per share amounts and operating income return on equity to net income, net income per share and net income return on equity, respectively.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
PROPERTY AND CASUALTY INSURANCE DATA (in thousands, except ratio data) THIRD QUARTER, 2006
(Data Unaudited)


                                                    THREE MONTHS ENDED SEPT 30
                                        ------------------------------------------------
                                                  2006                     2005
OPERATING SEGMENTS and                  -----------------------  -----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio       Earned       Ratio
--------------------------               ------------  --------  ------------   --------
Commercial Lines                          $   209,160     97.6%    $   206,077    111.2%
   Workers' compensation                       35,056    130.6%         34,304    133.6%
   Commercial auto                             56,511     96.5%         57,175     86.0%
   General liability                           25,407     87.5%         23,698    115.4%
   CMP, fire and inland marine                 92,186     88.6%         90,900    117.5%

Specialty Lines                                36,202     79.2%         36,266     95.2%
   Commercial umbrella/other                   22,132     78.2%         23,533    100.6%
   Fidelity and surety                         14,070     80.2%         12,733     85.0%

Personal Lines                                110,949     91.8%        120,140     80.8%
   Personal auto incl. personal umbrella       65,169     94.7%         71,819     90.5%
   Personal property                           45,780     87.7%         48,321     66.4%
                                          ------------   ------    ------------   ------
     Total All Lines                      $   356,311     93.9%    $   362,483     99.5%


                                         Net Premiums  Combined    Net Premiums  Combined
STATUTORY BASIS:                            Written      Ratio        Written      Ratio
----------------                         ------------  --------    ------------  --------
Commercial Lines                          $   207,414     99.1%    $   207,121    112.5%
   Workers' compensation                       34,345    131.6%         35,861    136.6%
   Commercial auto                             55,856     97.6%         57,487     87.2%
   General liability                           25,184     88.9%         24,069    117.0%
   CMP, fire and inland marine                 92,029     90.5%         89,704    118.3%

Specialty Lines                                37,581     80.2%         37,968     93.9%
   Commercial umbrella/other                   20,922     79.8%         23,061     98.6%
   Fidelity and surety                         16,659     76.8%         14,907     81.9%

Personal Lines                                114,519     91.8%        123,968     81.3%
   Personal auto incl. personal umbrella       65,350     95.1%         70,755     91.1%
   Personal property                           49,169     87.1%         53,213     66.5%
                                          ------------   ------    ------------   ------
     Total All Lines                      $   359,514     94.9%    $   369,057    100.2%

                                                    NINE MONTHS ENDED SEPT 30
                                        ------------------------------------------------
                                                  2006                     2005
OPERATING SEGMENTS and                  -----------------------  -----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio       Earned       Ratio
--------------------------              ------------   --------  ------------   --------
Commercial Lines                          $   620,262    100.6%    $   618,469    106.7%
   Workers' compensation                      103,925    129.5%         99,659    143.6%
   Commercial auto                            169,917     91.3%        172,139     85.6%
   General liability                           72,984    101.6%         69,235    115.9%
   CMP, fire and inland marine                273,436     94.5%        277,436    104.2%

Specialty Lines                               109,325     85.2%        107,802     95.6%
   Commercial umbrella/other                   69,057     92.0%         70,405    103.3%
   Fidelity and surety                         40,268     73.8%         37,397     81.2%

Personal Lines                                339,884     91.3%        364,064     80.6%
   Personal auto incl. personal umbrella      199,585     95.3%        218,316     85.4%
   Personal property                          140,299     85.5%        145,748     73.4%
                                          ------------   ------    ------------   ------
     Total All Lines                      $ 1,069,471     96.1%    $ 1,090,335     96.9%


                                         Net Premiums  Combined   Net Premiums  Combined
STATUTORY BASIS:                            Written      Ratio       Written      Ratio
--------------------------               ------------  --------   ------------  --------
Commercial Lines                          $   643,702    100.9%    $   634,542    106.4%
   Workers' compensation                      107,708    129.2%        107,320    142.8%
   Commercial auto                            176,428     91.6%        177,095     85.1%
   General liability                           77,647    101.4%         74,006    115.4%
   CMP, fire and inland marine                281,919     95.8%        276,121    104.3%

Specialty Lines                               110,713     85.7%        116,787     89.7%
   Commercial umbrella/other                   64,830     92.7%         76,324     95.7%
   Fidelity and surety                         45,883     70.4%         40,463     78.4%

Personal Lines                                332,010     91.8%        361,128     81.1%
   Personal auto incl. personal umbrella      196,720     95.6%        216,535     85.9%
   Personal property                          135,290     86.5%        144,593     73.8%
                                          ------------   ------    ------------   ------
     Total All Lines                      $ 1,086,425     96.6%    $ 1,112,457     96.4%


                                               YEAR 2005
OPERATING SEGMENTS and                   ----------------------
SELECTED PRODUCT LINES                   Net Premiums  Combined
GAAP BASIS:                                 Earned       Ratio
--------------------------               ------------  --------
Commercial Lines                          $   827,440    101.9%
   Workers' compensation                      134,510    142.4%
   Commercial auto                            230,471     82.2%
   General liability                           93,308    111.3%
   CMP, fire and inland marine                369,151     96.9%

Specialty Lines                               143,151     95.3%
   Commercial umbrella/other                   92,235    101.9%
   Fidelity and surety                         50,916     83.2%

Personal Lines                                482,977     80.8%
   Personal auto incl. personal umbrella      288,340     85.8%
   Personal property                          194,637     73.5%
                                          ------------   ------
     Total All Lines                      $ 1,453,568     94.2%


                                         Net Premiums  Combined
STATUTORY BASIS:                            Written      Ratio
---------------                          ------------  --------
Commercial Lines                          $   823,490    102.3%
   Workers' compensation                      138,582    142.6%
   Commercial auto                            227,702     82.6%
   General liability                           95,680    111.8%
   CMP, fire and inland marine                361,526     97.6%

Specialty Lines                               150,423     89.9%
   Commercial umbrella/other                   97,165     94.6%
   Fidelity and surety                         53,258     81.7%

Personal Lines                                475,494     81.2%
   Personal auto incl. personal umbrella      283,741     86.3%
   Personal property                          191,753     73.8%
                                          ------------   ------
     Total All Lines                      $ 1,449,407     94.2%
                                          ============   ======

OHIO CASUALTY CORPORATION & SUBSIDIARIES
CONSOLIDATED BALANCE SHEET DATA AND RELATED INFORMATION
(in thousands, except share and per share data)
THIRD QUARTER, 2006
(2006 Data Unaudited)


                                          September 30,   December 31,
                                              2006            2005
ASSETS                                    -------------   -------------
Investments:
  U.S. government fixed maturities         $    27,221     $    25,940
  Tax exempt fixed maturities                1,423,292       1,277,318
  Taxable fixed maturities:
    Available-for-sale, at fair value        2,102,783       2,224,456
    Held-to-maturity, at amortized cost        250,661         264,422
                                           ------------    ------------
       Total fixed maturities                3,803,957       3,792,136
  Equity securities, at fair value             404,372         375,079
                                           ------------    ------------
       Total investments                     4,208,329       4,167,215

Cash and cash equivalents                       18,634          54,575
Premiums and other receivables, net of
  allowance for bad debts of $1,800 and
  $4,200, respectively                         338,503         309,190
Deferred policy acquisition costs              155,360         153,671
Property and equipment, net of
  accumulated depreciation of $184,068
  and $177,239, respectively                    79,285          80,079
Reinsurance recoverable, net of allowance
  of $3,690                                    703,660         741,800
Agent relationships, net of accumulated
  amortization of $48,096 and $45,531,
  respectively                                 100,697         109,726
Interest and dividends due or accrued           47,388          54,942
Deferred tax asset                              14,182          14,846
Other assets                                   125,577          77,021
                                           ------------    ------------
       Total assets                        $ 5,791,615     $ 5,763,065
                                           ============    ============

Shares outstanding                          61,204,073      63,281,136
Book value per share                            $24.14          $22.54
Unrealized gain component of
  book value per share*                          $3.03           $3.13


                                           September 30,   December 31,
                                               2006            2005
LIABILITIES                                -------------   -------------
Insurance reserves:
  Losses                                    $ 2,459,170     $ 2,435,028
  Loss adjustment expenses                      519,586         511,817
  Unearned premiums                             693,059         679,601
Debt                                            199,661         200,401
Reinsurance treaty funds held                   121,896         150,367
Other liabilities                               320,511         359,444
                                            ------------    ------------
       Total liabilities                      4,313,883       4,336,658



SHAREHOLDERS' EQUITY
Common stock, $.125 par value
  Authorized: 150,000,000
  Issued shares: 72,418,344; 72,418,344           9,052           9,052
Additional paid-in capital                       22,599          18,810
Accumulated other comprehensive income          162,835         177,992
Retained earnings                             1,489,382       1,360,547
Treasury stock, at cost:
  (Shares: 11,214,271; 9,137,208)              (206,136)       (139,994)
                                            ------------    ------------
      Total shareholders' equity              1,477,732       1,426,407
                                            ------------    ------------
      Total liabilities and
      shareholders' equity                  $ 5,791,615     $ 5,763,065
                                            ============    ============

Statutory Insurance Reserves
   Losses                                   $ 1,858,315     $ 1,800,683
   Loss adjustment expense                      467,067         457,843
   Unearned premiums                            662,533         645,579

Other Statutory Data
   Statutory policyholders' surplus           1,030,468       1,004,545
   Ratio of net premiums written to surplus  1.4 to 1.0      1.4 to 1.0

*The unrealized gain component of book value per share excludes $8.7 million and $10.1 million at September 30, 2006 and December 31, 2005, respectively, which relates to the unrealized holding period gain on the transfer of fixed maturity securities from the available-for-sale classification to the held-to-maturity classification.

OHIO CASUALTY CORPORATION & SUBSIDIARIES
SUPPLEMENTAL INFORMATION
(in thousands, except ratios and accident year data)
THIRD QUARTER, 2006
(Data Unaudited)


                                           THREE MONTHS ENDED SEPT 30   NINE MONTHS ENDED SEPT 30
                                           --------------------------  --------------------------
                                               2006          2005           2006         2005
                                           ----------    ----------     ----------   ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  212,777   $  212,541     $  660,737   $  647,682
     Specialty Lines                            49,888       52,980        148,467      160,381
     Personal Lines                            116,084      125,317        336,307      363,417
                                             ----------   ----------     ----------   ----------
          Total                                378,749      390,838      1,145,511    1,171,480

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $   36,040   $   33,888     $  123,160   $  109,268
     Commercial umbrella/other                   7,302        8,530         22,146       26,631
     Personal Lines                             10,878        9,881         29,982       28,323

Average Renewal Price Change
------------------------------
     Commercial Lines                             -0.1%         1.5%           0.5%         2.3%
     Commercial umbrella/other                     1.9%         2.9%           1.2%         5.0%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              1.2%         8.2%           1.9%         3.4%
     Specialty Lines                               0.1%         0.0%           0.0%         0.0%
     Personal Lines                                4.4%         0.8%           4.5%         1.3%
          Total All Lines                          2.1%         4.9%           2.5%         2.4%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
------------------------------------------------------
     Commercial Lines                       $     (2.8)  $     12.7     $     (4.6)  $     29.9
     Specialty Lines                              (9.3)        (3.0)         (20.5)        (7.3)
     Personal Lines                               (1.6)        (6.6)         (12.3)       (26.2)
                                             ----------   ----------     ----------   ----------
          Total All Lines Accident Year
            Development                          (13.7)         3.1          (37.4)        (3.6)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
     Accident Year 2005                     $     (5.3)  $        -     $     (9.8)  $        -
     Accident Year 2004                           (2.3)        (3.2)         (15.4)       (19.1)
     Accident Year 2003 and Prior                 (6.1)         6.3          (12.2)        15.5
                                             ----------   ----------     ----------   ----------
          Total Accident Year Development        (13.7)         3.1          (37.4)        (3.6)


                                             YEAR 2005
                                             ----------
Gross Premiums Written
----------------------
     Commercial Lines                       $  840,974
     Specialty Lines                           210,795
     Personal Lines                            478,282
                                             ----------
          Total                              1,530,051

New Business Gross Premiums Written
-----------------------------------
     Commercial Lines                       $  143,470
     Commercial umbrella/other                  34,836
     Personal Lines                             37,195

Average Renewal Price Change
------------------------------
     Commercial Lines                              2.0%
     Commercial umbrella/other                     3.7%

Catastrophe Loss Ratio
----------------------
     Commercial Lines                              2.2%
     Specialty Lines                               0.0%
     Personal Lines                                1.5%
          Total All Lines                          1.8%

Prior Accident Year Loss & LAE by Segment (GAAP Basis)
------------------------------------------------------
     Commercial Lines                       $     29.1
     Specialty Lines                             (12.3)
     Personal Lines                              (36.9)
                                             ----------
          Total All Lines Accident Year
            Development                          (20.1)

Prior Accident Year Loss & LAE (GAAP Basis)
-------------------------------------------
     Accident Year 2005                     $        -
     Accident Year 2004                          (30.8)
     Accident Year 2003 and Prior                 10.7
                                             ----------
          Total Accident Year Development        (20.1)